As filed with the Securities and Exchange
Commission on January 8, 2019
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
☑

Filed by a Party other than the Registrant
☐

Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Northwest Biotherapeutics, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

NORTHWEST BIOTHERAPEUTICS, INC.
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 2, 2019
Dear Stockholder:
You are hereby cordially invited to attend the 2018 Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc., (the “Company”) which will be held on February 2, 2019 at 1:30 p.m. (local time) at the offices of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, DC 20036, and any adjournments or postponements of the Annual Meeting.
We are holding the Annual Meeting for the following purposes:
1.
To elect two members to our Board of Directors to serve as Class III Directors for a term of three years;

2.
To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.
To approve stock option awards to the independent directors of the Board of Directors; and

4.
To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

These matters are more fully described in the attached proxy statement, which is made a part of this notice. At this point, we are not aware of any other business to be transacted at this Annual Meeting.
Only stockholders of record on our books at the close of business on December 13, 2018 will be entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. For 10 days prior to the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814. This list also will be available for inspection at the Annual Meeting. If you would like to view the stockholder list, please call our executive offices at (240) 497-9024 to schedule an appointment.
The items to be considered are summarized in this Notice of the Annual Meeting of Stockholders and more fully described in this proxy statement. The Notice of the Annual Meeting of Stockholders, the Proxy Statement and the enclosed proxy card are first being mailed and made available starting on or about January 8, 2019 to all record holders of shares of our common stock as of the close of business on December 13, 2018. Shares of our common stock represented by proxies will be voted as described in the Proxy Statement or as specified by each stockholder.
A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2017 which contains our consolidated financial statements for the fiscal year ended December 31, 2017, and other information of interest to stockholders, accompanies this notice and the attached proxy statement. This notice, the attached proxy statement and our 2017 Annual Report on Form 10-K for the fiscal year ended December 31, 2017 is also available, free of charge, in PDF and HTML format at http://www.edocumentview.com/NWBO and will remain posted on this website at least until the conclusion of the meeting.
If you have any questions or need assistance voting your shares, please contact our proxy solicitation agent, Georgeson LLC:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Stockholders, Banks and Brokers Call Toll-Free (866) 821-2550
Monday through Friday, 9:00 AM EDT – 11:00 PM EDT
Saturday, 12:00 PM EDT – 6:00 PM EDT
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
January 8, 2019
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE MEETING TO BE HELD ON FEBRUARY 2, 2019:
The Proxy Statement is available at: http://www.edocumentview.com/NWBO

i

NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane
Suite 800
Bethesda, Maryland 20814
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 2, 2019
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “Company”), for use at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on February 2, 2019 at 1:30 p.m. (local time) at the law firm of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, DC 20036, and any adjournments or postponements of the Annual Meeting. The Board of Directors, or the “Board,” is soliciting proxies for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders.
Record Date and Share Ownership
Only stockholders of record on our books at the close of business on December 13, 2018 will be entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As of the close of business on December 13, 2018, we had 519,729,780 shares of common stock outstanding and no shares of preferred stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. Copies of the Notice of the Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2017, will be mailed to stockholders of record on or about January 8, 2019. Exhibits to the Annual Report will be provided to any stockholder at no charge upon written or oral request to our corporate secretary at the address set forth under “Communication with the Board of Directors” below.
Voting in Person
If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot upon your arrival. However, if you hold your shares in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on December 13, 2018, the record date for voting. If you plan to vote in person at the meeting, please bring valid identification. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.
Voting by Proxy
Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Annual Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy by telephone using the toll-free number listed on the enclosed proxy card or by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope provided. If you vote by telephone, please do not also mail the enclosed proxy card. If you return your proxy to the Company, but fail to provide instructions with your proxy as to how your shares should be voted, your shares will be voted according to the recommendations of our Board as follows:
•
FOR the election of Ms. Linda F. Powers and Dr. Navid Malik, as Class III Directors;

•
FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•
FOR the approval of the stock option awards to the independent directors of the Board of Directors.

If other matters come before the Annual Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the Annual Meeting. We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, email, facsimile or other means of communication. We do not intend to pay additional compensation for doing so. The Company has retained Georgeson LLC to solicit proxies for the Annual Meeting, and may use the services of other third-parties to solicit proxies for the Annual Meeting (in which case the Company may also compensation such other third-parties for services rendered). We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.
Revoking a Proxy
You may revoke your proxy at any time prior to the start of the Annual Meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance at the Annual Meeting will not itself be deemed to revoke your proxy unless you give notice at the Annual Meeting that you intend to revoke your proxy and vote in person. If you are a beneficial owner of shares of common stock held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.
Quorum Required
A quorum of stockholders is necessary to hold a valid meeting. A majority of shares entitled to vote generally in the election of directors at the Annual Meeting present in person or represented by proxy shall constitute a quorum at the Annual Meeting. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.
Votes Required for Approval
Each holder of common stock is entitled to one vote for each share of common stock held on all matters to be voted on at the Annual Meeting. As of December 13, 2018, there were 519,729,780 shares of our common stock outstanding and entitled to vote at the Annual Meeting. As of December 13, 2018, there were no shares of preferred stock outstanding and entitled to vote at the Annual Meeting. With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “for,” “against” or “abstaining” with respect to such routine matters.
With respect to “non-routine” matters, such as the election of directors, a bank, brokerage firm, or other nominee is not permitted under the rules governing self-regulatory organizations, or SRO rules, to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but not for determining the number of shares voted “for,” “against,” “abstaining” or “withheld from” with respect to such non-routine matters.
Proxy Solicitation
The Company has retained the services of Georgeson LLC, and may retain the services of other third-parties, to solicit the proxies of certain stockholders for the Annual Meeting. The cost of such services to be rendered by Georgeson LLC is estimated to be $15,000, plus reimbursement of reasonable out-of-pocket expenses. In addition, certain of the Company’s officers and employees (who will receive no extra compensation for their services) may solicit proxies.

Householding
Stockholders of record who reside at the same address will receive a single copy of our Annual Report, Proxy Statement and Notice of the Annual Meeting. Each stockholder in the household, however, will receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. If you would like to receive a separate copy of any of these materials, please call or write us at the address set forth under “Communication with the Board of Directors” below, and we will promptly deliver the requested materials to you.
If you receive multiple copies of our Annual Report, Proxy Statement and Notice of the Annual Meeting and wish to receive a single copy in the future, please contact us at the address set forth under “Communication with the Board of Directors” below, and we will modify our future mailings in accordance with your request. If you hold your shares in street name, you should contact your broker or nominee regarding combining mailings.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Directors and Nominees for Director
We have a classified Board of Directors currently consisting of two Class I Directors (Dr. Alton L. Boynton and Mr. J. Cofer Black), one Class II Director (Mr. Jerry Jasinowski) and two Class III Directors (Ms. Linda F. Powers and Dr. Navid Malik). Ms. Linda F. Powers and Dr. Navid Malik were appointed in December 2015 as Class III Directors to serve for a three-year term.
At each annual meeting of stockholders, the applicable Class directors are elected to succeed those whose terms are expiring. This year, two Class III Directors will be presented to the stockholders for election to a three-year term that expires at the 2021 Annual Meeting. The Class I Directors have a term that expires at the 2019 Annual Meeting and the Class II Director has a term that expires at the 2020 Annual Meeting.
The persons named in the enclosed proxy will vote to elect Ms. Linda F. Powers and Dr. Navid Malik as Class III Directors unless your proxy is marked otherwise. Ms. Powers and Dr. Malik have indicated their willingness to serve, if elected. If either should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe that Ms. Powers and Dr. Malik will be unable to serve if elected.
Set forth below is the name and age of each member of our Board (including Ms. Linda F. Powers and Dr. Navid Malik, the nominees for election as Class III Directors), and the positions and offices held by him or her, his or her principal occupation and business experience during at least the past five years, the names of other publicly held companies of which he or she serves as a director and the year of the commencement of his or her term as a member of our Board.
Vote Required for Approval
Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the Class III nominees receiving the highest number of votes cast will be elected.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record, and you return a signed and dated proxy card, unless you mark your proxy card to withhold authority to vote, your common stock will be voted for the election of the nominees named in this proxy statement.
If you are a beneficial owner of shares of common stock held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.
Recommendation
We recommend that you vote FOR Ms. Linda F. Powers and Dr. Navid Malik as Class III Directors.
Family Relationships
There are no family relationships between any of our directors or executive officers.

Directors
Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of December 31, 2018 appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”
Name	Age	Position
Linda F. Powers	63	Class III Director, Chairperson, President and Chief Executive Officer
Dr. Alton L. Boynton	74	Class I Director, Chief Scientific Officer
J. Cofer Black	68	Class I Director
Dr. Navid Malik	49	Class III Director
Jerry Jasinowski	79	Class II Director
Director Biographies
Linda F. Powers.   Ms. Powers has served as the Chairperson of our Board of Directors since her appointment on May 17, 2007 and Chief Executive Officer and President since June 8, 2011. Ms. Powers served as a managing director of Toucan Capital Fund II from 2001 to 2010, and Toucan Capital Fund III thereafter. She also has over 15 years’ experience in corporate finance and restructurings, mergers and acquisitions, joint ventures and intellectual property licensing. Ms. Powers is or was previously a Board member of the Rosalind Franklin Society, M2GEN (an affiliate of Moffitt Cancer Center) and the Chinese Biopharmaceutical Association. She was the Chair of the Maryland Stem Cell Research Commission for the first two years of the state’s stem cell funding program, and has served an additional eight years on the Commission. Ms. Powers served for several years on a Steering Committee of the National Academy of Sciences, evaluating government research funding, and was appointed to three Governors’ commissions created to determine how to build the respective states’ biotech and other high-tech industries. For more than six years, Ms. Powers taught an annual internal course at the National Institutes of Health for the bench scientists and technology transfer personnel on the development and commercialization of medical products. Ms. Powers serves on the boards of several private biotechnology companies. Ms. Powers holds a B.A. from Princeton University, where she graduated magna cum laude and Phi Beta Kappa. She also earned a J.D., magna cum laude, from Harvard Law School. We believe Ms. Powers’ background and experience make her well qualified to serve as a Director.
Alton L. Boynton, Ph.D.   Dr. Boynton co-founded our Company, has served as our Chief Scientific Officer and a Director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, was appointed President in May 2003, and served as Chief Executive Officer from June 2007 to June 2011. Prior to founding our Company, Dr. Boynton headed the Molecular Oncology research lab at the Pacific Northwest Research Foundation (the original foundation of Bill Hutchinson, from which the Fred Hutchinson Cancer Center was spun off). Dr. Boynton also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995 to 2003 where he coordinated the establishment of a program centered on carcinogenesis. Prior to joining Northwest Hospital, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology. Dr. Boynton received his Ph.D. in Radiation Biology from the University of Iowa in 1972. We believe Dr. Boynton’s background and experience make him well qualified to serve as a Director.
Jerry Jasinowski.   Mr. Jasinowski was appointed to the Board of Directors in April 2012. Mr. Jasinowski retired in 2007. Mr. Jasinowski currently serves on the boards of directors of Procurian and the Washington Tennis and Education Foundation and has held directorships in several other companies since 1990. From 2004 through 2007, Mr. Jasinowski served as the President of the Manufacturing Institute, an organization dedicated to improving and expanding manufacturing in the United States, of which he was a founder. Mr. Jasinowski was also the President and CEO of the National Association of Manufacturers, a trade association with 13,000 corporate members from 1990 to 2004. Mr. Jasinowski holds an A.B. in Economics from Indiana University and an M.A. in Economics from Columbia University. We believe that Mr. Jasinowski’s extensive experience across a wide range of manufacturing, technology, and financial firms, including Fortune 1000 and Fortune 500 companies, make him well qualified to serve as a Director.

Dr. Navid Malik.   Dr. Malik was appointed to the Board of Directors in April 2012. Dr. Malik was previously the Head of Life Sciences Research at Cenkos Securities Plc. in the U.K., an institutional stockbroking securities firm. From September 2011 through January 2012, Dr. Malik was the Head of Life Sciences Research at Sanlam (Merchant Securities), a global financial services firm. Dr. Malik was Partner and Head of Life Sciences at Matrix Investment Banking Division, Matrix Group, a financial services firm in London, from December 2008 through September 2011. Dr. Malik was a Senior Pharmaceuticals and Biotechnology Analyst at Wimmer Financial LLP from September 2008 through December 2008, and was the Senior Life Sciences Analyst at Collins Stewart Plc from January 2005 through September 2008. In 2011, Dr. Malik was awarded two StarMine Awards (awarded each year by Thomson Reuters and the Financial Times): Number One Stock Picker in the European Pharmaceutical Sector, and Number Two Stock Picker in the U.K. and Ireland Healthcare Sector. Dr. Malik holds a Ph.D. in Drug Delivery within Pharmaceutical Sciences, as well as degrees in Biomedical Sciences Research (M.Sc.) and Biochemistry and Physiology (B.Sc., joint honors). Dr. Malik also holds an MBA in finance from the City University Business School, London. We believe that Dr. Malik’s extensive experience in the life sciences fields and investment banking sector make him well qualified to serve as a Director.
J. Cofer Black.   Ambassador Black was appointed to the Board of Directors in January 2016. Ambassador Black is an internationally renowned U.S. government leader and expert in cybersecurity, counterterrorism and national security. Since 2009, he has served as Vice President for Global Operations at Blackbird Raytheon Technologies, a division of Raytheon Company, a NYSE-listed security company. From 2004 until 2008, he provided strategic guidance and business development as Vice Chairman of Blackwater Worldwide and as Chairman of Total Intelligence Solutions. During 2002 – 2005, he was appointed by the President of the United States to serve as the Ambassador, Coordinator for Counterterrorism, reporting directly to the Secretary of State for developing, coordinating and implementing American counterterrorism policy. Prior to his role as Ambassador, he served a 28-year career in the Central Intelligence Agency, reaching Senior Intelligence Service (SIS-4) level as Director, Counterterrorist Center (D/CTC), where he managed 1,300 professional personnel and an annual operational budget of more than one billion dollars. Ambassador Black is experienced representing the United States at the Head of State level, managing media as a diplomatic spokesperson and in public speaking as keynote speaker both as a senior U.S. Government official and business leader. Ambassador Black has received numerous awards and recognitions throughout his career, including the Distinguished Intelligence Medal (the CIA’s highest award for achievement). Ambassador Black received a B.A. in International Affairs from the University of Southern California in 1973 and an M.A. in International Affairs from the University of Southern California in 1974. We believe Ambassador Black’s background and experience make him well qualified to serve as a Director.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to its charter, the Audit Committee of our Board has appointed the firm Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Marcum served as our independent registered public accounting firm for the fiscal year ended December 31, 2017. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the best interests of our Company. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment. If the stockholders do ratify this appointment, the Audit Committee may nevertheless decide to change our accounting firm.
Representatives of Marcum are not expected to be present at the Annual Meeting of Stockholders.
Vote Required for Approval
Ratification of the appointment of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record and you return a signed and dated proxy card, unless you give specific instructions to the contrary, your shares of common stock will be voted for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2018.
Recommendation
The Board unanimously recommends that you vote FOR the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

PROPOSAL NO. 3 — APPROVAL OF OPTION AWARDS TO THE INDEPENDENT
DIRECTORS OF THE BOARD OF DIRECTORS OF THE COMPANY
General
The Company’s compensation philosophy is to ensure that the Company’s compensation and benefits policies attract and retain the key employees and independent directors necessary to support the Company’s growth and success, both operationally and strategically, and motivate its key employees and independent directors to achieve short- and long-term goals to help build stockholder value.
At present, two of our five Board members are drawn from Company management and serve ex officio, and three of our Board members are “independent” as that term is defined within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules.
The Company’s ex officio Directors do not receive any compensation for their service on the Board. The Company’s independent directors are supposed to receive a combination of cash and equity compensation.
Two of the independent directors, Mr. Jasinowski and Dr. Malik, have now been serving on the Company’s Board for more than six years. The third independent director, Ambassador Black, has been serving for approximately three years. The Company promised equity compensation when they joined the Board years ago, and the Company has continued to promise equity compensation throughout their years of service.
In determining the independent directors’ compensation, we take into account market data and practices, and we evaluate and compare the nature and scope of responsibilities undertaken and contributions made by our independent directors in helping to support the Company and its operations. We review information about director compensation arrangements at a number of other biotech and pharmaceutical companies in our peer group, and information about the extent of the directors’ activities in those companies, based upon the companies’ public filings. We also compare the nature and extent of those directors’ involvement with the involvement of the independent directors in our Company.
Determination of Our Directors’ Equity Compensation
On November 18, 2018, the disinterested members of the Company’s Board of Directors approved option awards for the independent directors, subject to stockholder approval at the Annual Meeting (the “Options”).
The Option awards were based on a number of factors and considerations. One set of considerations in determining the Option awards was the extraordinary amount of time, effort and support contributed by the independent directors throughout their respective periods of service, going far beyond the activities typically involved in Board service. For example, while an average board of directors might meet four to six times a year, our Board meets on average at least two dozen times per year, sometimes more. In addition, the independent directors have provided quite extensive active support and assistance to management in a variety of areas, including financing, government programs and Company visibility.
A further set of considerations in regard to the Option awards involves the extent of personal and professional risk our independent directors have endured in serving on our Board. Our Company has experienced ongoing attacks from short sellers, and also from bloggers whom the Company believes may be connected with short sellers. The attacks have also gone beyond the Company itself: aggressive personalized attacks have been made against our directors (as well as management) individually, on a personalized basis, in blogs, social media and message boards. Further, our Company has been subjected to multiple lawsuits which we believe were without merit, which we fought vigorously and settled favorably — but which named our directors personally and put them at personal risk. To our knowledge, virtually no directors of other companies in our peer group have had to put up with anything like these personalized attacks and lawsuits, as our directors have.
Of special note, in addition to undertaking far more activities in support of the Company’s operations than would normally be expected of directors, enduring attacks and lawsuits, tolerating long delays in their cash compensation, and waiting at length for the Company to implement their equity compensation, the directors have also provided personal loans to the Company to help it survive, on terms far more favorable to the Company than market-based terms, and allowed such loans to remain outstanding and unpaid long after they were due.

For all of the above reasons, the disinterested directors approved the Options, subject to stockholder approval, and our management also strongly supports the Option awards.
Summary of the Stock Option Awards
Most of the Options awarded to the independent directors in November, subject to stockholder approval, are not currently exercisable and will become exercisable only when they are vested. The Options will vest gradually over a period of four years, subject to possible acceleration upon certain events. The Options will be exercisable for common stock of the Company at $0.25 per share of common stock. The Options will have an exercise period of ten years from the time they become exercisable.
The Options awarded to Mr. Jerry Jasinowski will be exercisable for up to 263,113 shares of common stock. The Options awarded to Dr. Navid Malik will be exercisable for up to 223,645 shares of common stock. The Options awarded to Ambassador J. Cofer Black will be exercisable for up to 92,089 shares of common stock.
Stockholder Action
We are asking stockholders to consider and approve the stock option awards to the independent members of the Company’s Board of Directors as described above in this Proposal No. 3.
Vote Required for Approval
The affirmative vote of holders of a majority of the outstanding shares of our common stock, entitled to vote at the Annual Meeting is required to approve the stock option awards to the independent directors of the Board of Directors. Record holders of common stock may vote, either “for” or “against” approval of Proposal No. 3, or may “abstain” from voting. In accordance with Delaware law, a properly executed proxy marked “ABSTAIN” with respect to Proposal No. 3 will not be voted with respect to such amendment, although it will be counted for purposes of determining whether there is a quorum present and the total number of votes cast with respect to Proposal No. 3 and will therefore have the same effect as a vote “AGAINST” Proposal No. 3. If a majority of the votes of all our outstanding shares of our common stock are not voted to approve Proposal No. 3, the stock option awards to the independent directors of the Board of Directors will be cancelled, as indicated above.
Recommendation
We recommend that you vote FOR the approval of the stock option awards to the independent directors of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding the beneficial ownership of our common stock as of December 31, 2018 by:
•
each person, or group of affiliated persons, who is known by us to own beneficially or more than 5% of any class of our equity securities;

•
our directors and nominees for director;

•
each of our named executive officers, as defined in Item 402(a)(3) of Regulation S-K; and

•
our directors and executive officers as a group.

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of December 31, 2018. Shares issuable pursuant to the exercise of stock options and warrants exercisable on or prior to the date 60 days after December 31, 2018 are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws, if any. The table below is based upon the information supplied by our transfer agent, Computershare Trust Company, N.A., the Company’s records and from Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”).
Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Officers and Directors
Alton L. Boynton, Ph.D.(2)	9,140,302	1.7%
Marnix L. Bosch, Ph.D., M.B.A.(3)	7,335,688	1.4%
Linda F. Powers(4)	137,235,503	21.7%
Leslie J. Goldman(5)	20,972,862	3.9%
Dr. Navid Malik	7,695,547	1.4%
Jerry Jasinowski(6)	6,172,237	1.2%
J. Cofer Black(7)	1,454,019	*%
All executive officers and directors as a group (7 persons)	190,006,158	27.8%
Significant Security Holder
Cognate BioServices, Inc.(8) 4600 East Shelby Drive Suite 108, Memphis, TN	20,604,095	3.9%

*
Less than 1%.

(1)
Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages. Based upon 523,230,751 shares of common stock issued and outstanding as of December 31, 2018. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares of common stock beneficially owned and the percentage of ownership of such person, we deemed to be outstanding all shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the filing date of this proxy statement. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.
(2)
Consists of  (i) 12,189 shares of common stock held by Dr. Boynton and (ii) 9,128,113 shares of common stock underlying options that are currently exercisable.

(3)
Consists of  (i) 9,802 shares of common stock held by Dr. Bosch and (ii) 7,325,886 shares of common stock underlying options that are currently exercisable.

(4)
Consists of  (i) 29,411,759 shares of common stock held by Ms. Powers; (ii) 41,150,890 shares of common stock underlying currently exercisable warrants; (iii) 33,234,783 shares of common stock underlying currently exercisable options; and (iv) 33,438,071 shares of common stock underlying convertible notes with a principal balance of  $5.4 million issued to Ms. Powers.

(5)
Consists of  (i) 172,742 shares of common stock held by Mr. Goldman, (ii) 28,384 shares of common stock underlying currently exercisable warrants, and (iii) 20,771,736 shares of common stock underlying currently exercisable options.

(6)
Consists of  (i) 1,365,031 shares of common stock held by Mr. Jasinowski, (ii) 652,857 shares of common stock underlying currently exercisable warrants, and (iii) 4,154,349 shares of common stock underlying currently exercisable options.

(7)
Consists of 1,454,019 shares of common stock underlying currently exercisable options.

(8)
Cognate currently holds 13,684,294 shares of common stock and 6,919,801 warrants, and these are the numbers set forth in the table. Amounts of shares of common stock and warrants beyond these are part of a dispute between the parties. Cognate’s beneficial ownership figures presented in the table do not represent the maximum possible number of shares of common stock and warrants for Cognate. The Company’s understanding is that the dispute could involve up to a maximum of: (i) 52,008,650 shares of common stock, and (ii) 52,008,650 shares of common stock underlying exercisable warrants, excluding the numbers of shares of common stock and warrants listed in the table.

CORPORATE GOVERNANCE MATTERS
Board Leadership Structure
The Board believes that Ms. Powers’ service as both Chairperson of the Board and Chief Executive Officer is in the Company’s and our stockholders’ best interests. Ms. Powers possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us, and is thus, we believe, best positioned to develop Company strategies, business plans and priorities, and corresponding Board agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Company has multiple major programs under way, with operations and infrastructure on two continents, which require heightened efficiency and involvement between the Board and management. Ms. Powers’ combined role enables decisive leadership, and, we believe, facilitates this efficiency and involvement. Our Board appointed lead independent director is Mr. Jerry Jasinowski.
Board of Directors’ Role in Risk Oversight
The Board plays an active role in risk oversight of our Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board of Directors or through the full Board. The Audit Committee maintains responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Company’s Code of Conduct. The Compensation Committee oversees risks arising from our compensation policies and programs. This Committee has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs.
Director Independence
Our Board of Directors has undertaken a review of the independence of our directors and has determined that a majority of the Board consists of members who are currently “independent” as that term is defined within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules. The Board of Directors has determined each of Messrs. Malik, Jasinowski, and Ambassador Black to be independent.
Audit Committee
The Audit Committee has responsibility for recommending the appointment of our independent accountants, supervising our finance function (which includes, among other matters, our investment activities), reviewing our internal accounting control policies and procedures, and providing the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the attention of the Board. The Audit Committee discusses the financial statements with management, approves filings made with the SEC, and maintains the necessary discussions with the Company’s independent accountants. The Audit Committee acts under a written charter.
The Audit Committee currently consists of Messrs. Malik and Jasinowski. Our Board of Directors has determined that Jerry Jasinowski, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC. Our Board has undertaken a review of the independence of our directors and has determined that Messrs. Malik and Jasinowski are “independent” within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules as well as pursuant to the additional test for independence for audit committee members imposed by SEC regulation and Section 5605(c)(2)(A) of the NASDAQ Marketplace Rules. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Compensation Committee
The Compensation Committee is responsible for determining the overall compensation levels of our executive officers and administering our equity compensation plans. Ms. Powers, our Chairperson, President and Chief Executive Officer, participated in discussions regarding salaries and incentive compensation for all of our executive officers, except that she was and is excluded from discussions regarding her own salary and incentive compensation. The Board has adopted a written charter for the Compensation Committee, whose current members are Messrs. Malik and Jasinowski. The Compensation Committee does not delegate its authority pursuant to its written charter. Our Board of Directors has determined that all of the members of the Compensation Committee are “independent” under the current listing standards of NASDAQ.
Nominations Committee
The Nominations Committee is responsible for assisting the Board of Directors in, among other things, effecting Board organization, membership and function, including: identifying qualified Board nominees; and effecting the organization, membership and function of Board committees, including composition and recommendation of qualified candidates and reviewing the Company’s Corporate Governance Guidelines. The Nominations Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominations Committee. While our nomination policy does not prescribe specific diversity standards, the Nominations Committee and its independent members seek to identify nominees who have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors. The Nominations Committee operates under a written charter.
The Nominations Committee currently consists of Messrs. Malik and Jasinowski. The Board of Directors has determined that all of the members of the Nominations Committee are “independent” under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominations Committee.
Special Committee
As previously reported, the Company appointed a Special Committee, and the Special Committee has undertaken an inquiry into the allegations of various lawsuits filed against the Company, and an anonymous internet report raising criticisms of the Company and its Board and management, including with respect to the reasonableness of the transactions with Cognate. The Committee has retained experts to help analyze some of these issues. The Special Committee is composed of independent Directors Mr. Jerry Jasinowski and Ambassador J. Cofer Black.
Information Regarding Meetings of the Board and Committees
The business of our Company is under the general oversight of our Board, as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2018, the Board held at least 24 meetings and also conducted business by written consent, the Audit Committee held at least 4 meetings, the Compensation Committee held at least 4 meetings and the Nominations Committee held at least 3 meetings. Each person who was a director during 2018 attended at least 75% of the Board meetings and the meetings of the committee on which he or she served. We do not have a formal written policy with respect to Board members’ attendance at our annual meeting of stockholders. Five of our directors attended the 2017 Annual Meeting.
Code of Conduct
We have an established Code of Conduct applicable to all Board members, executive officers and employees. Our Code of Conduct is posted on our website at www.nwbio.com.
Nomination of Directors
The Nominations Committee is responsible for annually reviewing with the Board the requisite skills and criteria for prospective directors and the structure, size and composition of the Board as a whole. Although there are no set criteria considered by the Nominations Committee in evaluating potential director nominees, the committee does consider the skills and expertise that need to be represented on the Board, succession planning and the time commitments required of directors.

For a stockholder to submit a candidate for the consideration of the Nominations Committee, the stockholder must timely notify our corporate secretary at the address set forth under “Communication with the Board of Directors” below. To make such a nomination in advance of the next year’s Annual Meeting, a stockholder must provide written notification to our secretary not less than 120 days nor more than 150 days in advance of the first anniversary of the date on which the proxy statement in connection with the previous year’s Annual Meeting was first mailed. However, if we do not hold an annual meeting or the date of such annual meeting has been changed by more than 30 days from the date first contemplated by the previous year’s proxy statement, we must receive the stockholder’s notice at least 80 days prior to the date on which we distribute the proxy statement with respect to the upcoming meeting.
The notice must include the information specified in our bylaws, including the following: (a) as to each proposed nominee, (i) such person’s exact name, (ii) such person’s age, principal occupation, business address and telephone number, and residence address and telephone number, (iii) the number of shares (if any) of each class of our capital stock owned directly or indirectly by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear in our records, of such stockholder, (ii) such stockholder’s principal occupation, business address and telephone number, and residence address and telephone number, (iii) the class and number of our shares which are held of record or beneficially owned by such stockholder, and (iv) the dates upon which such stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership. In addition, notices must include a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

EXECUTIVE OFFICERS
The following table sets forth information regarding the Company’s current executive officers.
Name	Age	Position
Linda F. Powers	63	Class III Director, Chairperson, President and Chief Executive Officer
Alton L. Boynton, Ph.D.	74	Class I Director, Chief Scientific Officer
Leslie J. Goldman	73	Senior Vice President, General Counsel
Marnix L. Bosch, Ph.D.	60	Chief Technical Officer
Linda F. Powers.   Please see “Director Biographies” above.
Alton L. Boynton, Ph.D.   Please see “Director Biographies” above.
Leslie J. Goldman joined us in June 2011, and serves as Senior Vice President, General Counsel. In this capacity, Mr. Goldman has responsibility for legal matters, investor relations and financing activities. Prior to joining us, Mr. Goldman was a partner at the law firm of Skadden, Arps for over 30 years, specializing in a wide array of advanced technologies and their commercialization. Mr. Goldman also serves as an advisor to a number of other technology companies. In addition, for eight years, Mr. Goldman served as Chairman of the Board of a group of TV stations in four mid-size cities across the country. Mr. Goldman received a B.A. from the University of Michigan in 1967 and a J.D. from the University of Michigan in 1970.
Marnix L. Bosch, Ph.D. joined us in 2000, and serves as our Chief Technical Officer. In this capacity, Dr. Bosch plays a key role in the preparation and submission of our regulatory applications, as well as ongoing development of our product lines, and ongoing development and/or acquisition of new technologies. Dr. Bosch led the process of designing the protocols, and managed the successful preparation and submission of our Investigational New Drug (IND) applications for FDA approval to conduct clinical trials for prostate cancer, brain cancer, ovarian cancer and multiple other cancers. He also led the processes for other regulatory submissions in both the U.S. and abroad (including the successful applications for orphan drug status in both the U.S. and Europe for DCVax-L for brain cancer). He spearheaded the development of our manufacturing and quality control processes, and is working with Cognate BioServices, Inc. on next-generation further development of these processes. Prior to joining us in 2000, Dr. Bosch worked at the Dutch National Institutes of Health (RIVM) as head of the Department of Molecular Biology, as well as in academia as a professor of Pathobiology. He has authored more than 40 peer-reviewed research publications in immunology and virology, and is an inventor of several patent applications on dendritic cell product manufacturing.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information concerning compensation paid or accrued to our executive officers, referred to as our Named Executive Officers, during the years ended December 31, 2018, 2017 and 2016. The dollar values listed in the table for option awards are an accounting measure (based on the Black Scholes formula, under which high volatility of share price contributes to high valuations) and do not constitute intrinsic or exercise value for the options. The options had no intrinsic or exercise value when they were awarded, and they currently still have only de minimis intrinsic or exercise value. The options were awarded at prices that were at or above the market price of the Company's shares at the time of the award (mostly $0.23 or $0.25 per share). As such, the options have no meaningful value to the recipients unless and until the market price of the Company's shares rises significantly above the exercise price of the options.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Total ($)
Linda F. Powers Chairperson, President & Chief Executive Officer	2018	$502,000	$—	$6,698,000	$7,200,000
	2017	$502,000	$—	$—	$502,000
	2016	$502,000	$—	$—	$502,000
Alton L. Boynton, Ph.D. Chief Scientific Officer and Secretary	2018	$325,000	$—	$1,485,000	$1,810,000
	2017	$325,000	$—	$216,000	$541,000
	2016	$325,000	$—	$—	$325,000
Leslie J. Goldman Senior Vice President, General Counsel	2018	$375,000	$—	$4,186,000	$4,561,000
	2017	$375,000	$—	$—	$375,000
	2016	$375,000	$—	$—	$375,000
Marnix L. Bosch, Ph.D. Chief Technical Officer	2018	$375,000	$—	$260,000	$635,000
	2017	$375,000	$—	$505,000	$880,000
	2016	$375,000	$—	$—	$375,000
Other
Susan Goldman*	2018	$120,000	$—	$—	$120,000
	2017	$120,000	$—	$—	$120,000
	2016	$118,000	$—	$—	$118,000

*
Susan Goldman is the wife of Leslie J. Goldman. She is a former nurse with a Masters Degree in Medical Surgical Nursing who serves as Director of Patient Affairs, handling compassionate use cases. Mrs. Goldman was paid $120,000 for the years ended December 31, 2018 and December 31, 2017, and $118,000 for the year ended December 31, 2016 for services performed during such periods.

Outstanding Equity Awards at Fiscal Year-End
The following table shows outstanding stock option awards classified as exercisable and un-exercisable as of December 31, 2018:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date*	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Linda F. Powers Chief Executive Officer and President	33,234,783(1)	5,965,217	—	0.23	5/28/2028	—	—	—	—
Alton Boynton Chief Scientific Officer and Secretary	3,119,347(2)	283,588	—	0.25	6/13/2027	—	—	—	—
	4,154,349(2)	745,651	—	0.23	5/28/2028	—	—	—	—
	1,854,417(2)	1,112,648	—	0.23	8/31/2028	—	—	—	—
Leslie J. Goldman Senior Vice President, General Counsel	20,771,736(3)	3,728,264	—	0.23	5/28/2028	—	—	—	—
Marnix L. Bosch Chief Technical Officer	31,770(4)	21,355	—	11.20	6/23/2022	—	—	—	—
	15,625(5)	—	—	8.80	8/20/2022	—	—	—	—
	7,278,491(6)	661,691	—	0.25	6/13/2027	—	—	—	—

*
During the nine months ended September 30, 2018, the Company issued options thereunder to certain directors, officers and consultants, most of which options had been approved previously by the Board, but had not yet been implemented. The options included 71,576,000 options for officers and 15,680,000 options to independent directors. Such options are subject to vesting requirements. 50% of the options were vested on the grant date, and the remaining 50% of the options are vesting monthly over a period of 24 months following the Board approvals of the options, subject to acceleration upon the occurrence of certain achievement milestones as reported in an 8-K filed on June 1, 2018. A performance milestone was achieved and the Company accelerated vesting on 25% of these outstanding options. As a result, the Company recorded an additional charge to stock-based compensation of  $1.0 million during the nine months ended September 30, 2018.

(1)
On May 28, 2018, we granted 39,200,000 stock options to Ms. Powers. The options are exercisable at a price of  $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% will vest over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company, subject to acceleration upon the occurrence of certain achievement milestones. During the nine months ended September 30, 2018, a performance milestone was achieved and the Company accelerated vesting on 9,800,000 of the stock options granted to Ms. Powers. The unvested portions of the options are subject to accelerated vesting upon (i) a change of effective control of the Company, (ii) the filing of the first Biologics License Application or other application for product approval in any jurisdiction, (iii) completion of any randomized clinical trial that meets its endpoint(s) (Phase II or Phase III), (iv) a decision by the Board, in its discretion or (v) the death of the recipient.

(2)
The options were granted under the Second Amended and Restated Northwest Biotherapeutics, Inc. 2007 Stock Plan (the “2007 Stock Option Plan”) on June 13, 2017. The options are exercisable at a price of  $0.25 per share, and have a 5-year exercise period. 50% of the options vested on the grant date, and 50% will vest over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company. The unvested portions of the options are subject to accelerated vesting upon (i) a change of effective control of the Company, (ii) the filing of the first Biologics License Application or other application for product approval in any jurisdiction, (iii) completion of any randomized clinical trial that meets its endpoint(s) (Phase II or Phase III), (iv) a decision by the Board, in its discretion or (v) the death of the recipient. On January 14, 2018, we extended the term of the options from 5-year to 10-year.
On May 28, 2018, we granted 4,900,000 stock options to Mr. Boynton. The options are exercisable at a price of  $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% will vest over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company, subject to acceleration upon the occurrence of certain achievement milestones. During the nine months ended September 30, 2018, a performance milestone was achieved and the Company accelerated vesting on 1,225,000 of the stock options granted to Mr. Boynton. The unvested portions of the options are subject to accelerated vesting upon (i) a change of effective control of the Company, (ii) the filing of the first Biologics License Application or other application for product approval in any jurisdiction, (iii) completion of any randomized clinical trial that meets its endpoint(s) (Phase II or Phase III), (iv) a decision by the Board, in its discretion or (v) the death of the recipient.
On August 31, 2018, we granted 2,967,065 stock options to Mr. Boynton. The options are exercisable at a price of  $0.23 per share, and have a 10-year exercise period. The vesting term is the same as that of the options granted on May 28, 2018.
(3)
On May 28, 2018, we granted 24,500,000 stock options to Mr. Goldman. The options are exercisable at a price of  $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% will vest over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company, subject to acceleration upon the occurrence of certain achievement milestones. During the nine months ended September 30, 2018, a performance milestone was achieved and the Company accelerated vesting on 6.125.000 of the stock options granted to Mr. Goldman. The unvested portions of the options are subject to accelerated vesting upon (i) a change of effective control of the Company, (ii) the filing of the first Biologics License Application or other application for product approval in any jurisdiction, (iii) completion of any randomized clinical trial that meets its endpoint(s) (Phase II or Phase III), (iv) a decision by the Board, in its discretion or (v) the death of the recipient.

(4)
The options were granted under the 2007 Stock Option Plan. 1,250 options vested each month until May 31, 2013. In addition, 6,250 options vest upon each of Swiss Approval, full Enrollment in Phase II Glioblastoma Multiforme clinical study and FDA approval of NDA.

(5)
The options were granted under the 2007 Stock Option Plan. This option grant vested over the balance of 2009 with 7,813 options vesting on the grant date and the remainder of the options vesting on December 31, 2009.

(6)
The options were granted under the 2007 Stock Plan on June 13, 2017. The options are exercisable at a price of  $0.25 per share, and have a 5-year exercise period. 50% of the options vested on the grant date, and 50% will vest over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company. The unvested portions of the options are subject to accelerated vesting upon (i) a change of effective control of the Company, (ii) the filing of the first Biologics License Application or other application for product approval in any jurisdiction, (iii) completion of any randomized clinical trial that meets its endpoint(s) (Phase II or Phase III), (iv) decision by the Board, in its discretion or (v) the death of the recipient. On January 14, 2018, we extended the term of the options from 5-year to 10-year.

Employment Agreements
The Company entered into employment agreements with its Named Executive Officers in 2011. Those agreements have expired and the Company intends to enter into new employment agreements with its executives.

DIRECTOR COMPENSATION
The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the year ended December 31, 2018.
Name	Year	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Dr. Navid Malik	2018	$150,000	$—	$150,000
Jerry Jasinowski	2018	$150,000	$—	$150,000
J. Cofer Black	2018	$150,000	$—	$150,000
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Cognate BioServices, Inc.
Cognate BioServices, Inc. (“Cognate”) was an affiliate of the Company (owned by Toucan Capital Fund III) until a buyout of Cognate in February 2018. The Company and Cognate entered into a DCVax-L Manufacturing Services Agreement, a DCVax-Direct Manufacturing Services Agreement, an Ancillary Services Agreement and a Manufacturing Expansion Agreement, each effective as of January 17, 2014, and those agreements followed and superseded Manufacturing Services Agreements in 2011 and 2007. The Company’s agreements with Cognate, and payments and stock issuances to Cognate, as well as vesting, lock-up and other restrictions on the shares, accounts payable to Cognate, and loans made by Cognate to the Company, are described in Note 9 of the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The total amount invoiced by Cognate during 2018 was $3,872,278.00. As previously reported, the invoiced amounts are in dispute between the parties, and the Company has not paid them. The total amount paid by the Company to Cognate during 2018 was $200,000.00.
Advent BioServices, Ltd.
Advent BioServices, Ltd. (“Advent”) is a related party based in the U.K. and owned by Toucan Capital Fund III. Our Chairperson and Chief Executive Officer, Linda F. Powers, is a managing director of Toucan Capital Fund III. Advent was previously the U.K. branch of Cognate until it was spun off from Cognate in late 2016. Since then, Advent has operated independently of Cognate, providing manufacturing and related services for production of DCVax-L products for Europe. On May 14, 2018, the Company entered into a DCVax®-L Manufacturing and Services Agreement with Advent, which is described in Note 9 of the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. The total amount invoiced by Advent during 2018 (including certain one-time costs associated with the transfer of manufacturing from Germany and consolidation in the U.K.) was $5,919,796.18. The total amount paid by the Company to Advent during 2018 was $2,363,388.64. The difference remains owed by the Company.
Related-Party Transaction Approval Policy
Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of  $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment or board membership. Any transactions with any person who is, or at any time since the beginning of the Company’s fiscal year was, a director or executive officer or a nominee to become a director of the Company, any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, any immediate family member or person sharing the household of any of the foregoing persons, any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, is subject to approval or ratification in accordance with the procedures of the Company’s Related-Party Transaction Policy.

Conflicts Committee
With respect to reviewing and approving related-party transactions, the Conflicts Committee of the Board reviews and approves all related-party transactions in advance of entry into such transactions for potential conflicts of interests and other improprieties, reasonableness, and that such transactions be disclosed in accordance with applicable legal and regulatory requirements. The Conflicts Committee’s one-time review and approval of any series of similar related-party transactions (such as a series of transactions governed by a single contract) suffices to satisfy this policy with respect to each and every transaction in the series.
The Conflicts Committee considers all of the material relevant facts and circumstances available to the Conflicts Committee, including, but not limited to, the purpose of and potential benefits of the transaction to the Company and its subsidiaries, the nature and extent of the related-party’s interest in the transaction, the impact on a director’s independence and his or her judgment to act in the best interests of the Company and its stockholders in the event the related-party is a director or immediate family member of a director, whether the transaction is ordinary course, and any other information that is reasonably believed to be material to investors in light of the circumstances of the particular transaction. As set forth in its charter, the Conflicts Committee may, in its sole discretion and at the expense of the Company, engage independent legal, accounting or other advisors to review certain related-party transactions.
The Conflicts Committee currently consists of Messrs. Jasinowski and Black. The Conflicts Committee must include at least one “audit committee financial expert” as defined by the SEC. Our Board of Directors has determined that all of the members of the Compensation Committee are “independent” under the current listing standards of NASDAQ.
Audit Committee Report
As part of its specific duties, the Audit Committee reviews our Company’s financial reporting process on behalf of the Board; reviews the financial information issued to stockholders and others, including a discussion of the quality, acceptability and clarity of the information, and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our own system of internal control. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2017. The Audit Committee has discussed with Marcum LLP, our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received the written disclosures and letter from Marcum LLP, our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements were compatible with maintaining Marcum LLP’s independence.
Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.
THE AUDIT COMMITTEE
Jerry Jasinowski
Dr. Navid Malik

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees Paid to Marcum LLP
Marcum LLP served as our independent public accounting firm for the fiscal years ended December 31, 2015, 2016 and 2017 and has been engaged to serve in such capacity for 2018.
Audit Fees
The aggregate fees billed and unbilled for the fiscal years ended December 31, 2017 and 2016 for professional services rendered by Marcum for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $848,000 and $725,000, respectively.
Audit-Related Fees
There were no fees billed in the fiscal years ended December 31, 2017 and 2016 for assurance and related services rendered by Marcum related to the performance of the audit or review of our financial statements.
Tax and Other Fees
There were no fees billed in the fiscal years ended December 31, 2017 and 2016 for professional services rendered by Marcum for tax related services or other fees.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our principal accountants during the fiscal years ended December 31, 2017 and 2016.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our stock, or “Reporting Persons,” to file with the SEC initial reports of ownership and changes in ownership of our stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. During our fiscal year ended December 31, 2018, our Senior Vice President, General Counsel Leslie J. Goldman failed to file one Form 4 in a timely manner, upon a change in his beneficial ownership, in compliance with Section 16 of the Exchange Act. To our knowledge, based solely on our review of the copies of such reports received, we believe that during our fiscal year ended December 31, 2018 our remaining Reporting Persons timely complied with all applicable filing requirements.
Stockholder Proposals for the 2019 Annual Meeting of Stockholders
We have not yet determined when we will hold the 2019 Annual Meeting of Stockholders. Proposals of stockholders intended to be presented at the 2019 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on the 120th day prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders in order to determine whether any received proposal may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.
In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our secretary must receive such notice not less than 120 days nor more than 150 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. If the date on which the 2019 Annual Meeting will be held is changed by more than 30 calendar days from the date of the 2018 Annual Meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.
The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

ADDITIONAL INFORMATION
Communication with the Board of Directors
All communications should be in written form and directed to our corporate secretary at the following address: Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary, phone: (240) 497-9024.
THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
January 8, 2019

Northwest Biotherapeutics, Inc. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, Saturday, February 2, 2019. Vote by Internet • Go to www.investorvote.com/NWBO-2 • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3. 1. To elect two members to our Board of Directors to serve as Class III directors for a term of three years; For Withhold For Withhold 01 - Linda F. Powers 02 - Dr. Navid Malik 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and 4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. For Against Abstain 3. To approve stock option awards to the independent directors of the Board of Directors; and For Against Abstain B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.02XXRD1 U P X +

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Northwest Biotherapeutics, Inc. Notice of 2018 Annual Meeting of Stockholders Saturday, February 2, 2019 at 1:30 p.m. (EST) at the law firm of Gibson, Dunn and Crutcher LLP, 1050 Connecticut Avenue, NW, 2nd floor, Washington, DC 20036 Proxy Solicited by Board of Directors for Annual Meeting Linda F. Powers and Leslie J. Goldman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc. to be held on Saturday, February 2, 2019, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the Class III Director nominees listed and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)